                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c)or ss.240.14a-12

                             STEARNS & LEHMAN, INC.
  -----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

  -----------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant) Payment of Filing Fee (Check the appropriate box):
[X]     No fee required
[ ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(I)(1), or 14a-6(j)(2)
        or Item 22(a)(2) of Schedule 14A
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(I)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and
        0-11,
        1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        5) Total fee paid:

        -----------------------------------------------------------------------
   [ ] Fee paid previously with preliminary materials
   [ ] Check box if any part of the fee is offset as provided by Exchange act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1)  Amount Previously Paid:

       ------------------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:

       ------------------------------------------------------------------------
       3)  Filing Party:

       ------------------------------------------------------------------------
       4)  Date Filed:

       ------------------------------------------------------------------------

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                                 52 Surrey Road
                            Mansfield, Oh 44901-1748

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 14, 1997
--------------------------------------------------------------------------------

The 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Stearns & Lehman, Inc. (the "Company") will be held at the Masonic Temple, 1250 Middle Bellville Road, Mansfield, Ohio 44904 on February 14, 1997 at 10:00 A.M., Eastern Standard Time, for the following purposes:

1. To elect four (4) directors to serve until the next Annual Meeting or until their successors are duly elected and qualified.

2. To ratify the appointment of Coopers & Lybrand LLP as the independent public accountants of the Company for the fiscal year ending April 30, 1997; and

3. To transact any other business which properly comes before the meeting or any adjournment thereof.

All shareholders of record of the Company's Common Stock as of the close of business on January 24, 1997 are entitled to vote at the meeting. A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 52 Surrey Road, Mansfield, Ohio 44901 for purposes germane to the annual meeting, during normal business hours from January 27, 1997 until the annual meeting.

A copy of the Audited Financial Statements for the Company for the years ended April 30, 1996 and 1995 are enclosed.

The accompanying form of proxy is being solicited by the Board of Directors of the Company. Whether or not you plan to attend the Annual Meeting and any adjournment thereof, shareholders are requested to DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD in the return envelope furnished for your convenience. If you attend the Annual Meeting and prefer to vote in person, you can revoke your proxy. We warmly invite you to be present at the meeting.

                                       By order of the Board of Directors
                                       STEARNS & LEHMAN, INC.

                                       /s/ William C. Stearns
                                       ---------------------------------------
                                       William C. Stearns, President

Mansfield, Ohio
January 10, 1997

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                                 52 Surrey Road
                            Mansfield, Oh 44901-1748

-------------------------------------------------------------------------------
                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 14, 1997
-------------------------------------------------------------------------------

This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the Board of Directors of Stearns & Lehman, Inc. (the "Company") for use at the February 14, 1997 annual meeting of shareholders and at any adjournment of that meeting. This proxy statement and form of proxy, together with the Company's Audited Financial Statements for the years ended April 30, 1996 and 1995, will be sent by the Company by mail to shareholders beginning approximately January 31, 1997.

The proxy card, when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed. Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of (i) the election of William C Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Board of Directors of the Company, and (ii) the ratification of the appointment of Coopers & Lybrand LLP as the independent public accountants of the Company for the Company's fiscal year ending April 30, 1997. The proxies will use their best judgment regarding other matters that properly come before the meeting. The Company is not aware of any matters, other than those discussed in this proxy statement, that will be presented at the meeting.

The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of Common Stock entitled to vote are present, either in person or by proxy. Abstentions will be counted in determining whether a quorum has been reached. Assuming a quorum exists, the affirmative vote of a majority of the shares present and voted, excluding abstentions, is necessary to approve each of the proposed matters to be voted on.

In the event that a quorum is not present at the time the Annual Meeting is convened, a majority in interest of the shareholders of the Common Stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the Annual Meeting, until holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the Annual Meeting as originally called.

Under Securities and Exchange Commission rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more the proposals.

                              REVOCABILITY OF PROXY

Execution of the enclosed form of proxy will not affect a shareholder's right to attend the meeting and vote in person. Any shareholder giving a proxy may revoke it at any time before it is exercised by attending the meeting and voting in person by providing notice of revocation to the corporate secretary of the Company at the address set forth above. Shareholders may vote all their eligible shares if they are personally present at the meeting. When a shareholder votes at the meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

As of January 24, 1997, the record date, 3,175,509 shares of the Company's no par value Common Stock were outstanding and entitled to vote at the meeting. Each share may cast one vote on each separate matter of business properly brought before the meeting. There are no cumulative voting rights. Only shareholders of record at the close of business on January 24, 1997 may vote. Brokers who hold shares of Common Stock in street name have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote in the election of directors. The votes represented by a proxy appointment card submitted by a broker where the broker does not expressly vote for the director nominees or expressly withhold authority, will be cast in favor of the director nominees.

The following table sets forth certain information, so far as is known to management of the Company, regarding beneficial ownership of the Company's Common Stock held of record, as of January 24, 1997, by; (i) each shareholder who owns a beneficial interest of more than five percent (5%) of the Company's outstanding Common Stock; (ii) each officer and director of the Company; and
(iii) all officers and directors as a group.


                                                          SHARES
NAME AND ADDRESS OF         CAPACITY IN WHICH          BENEFICIALLY        PERCENTAGE OF
BENEFICIAL OWNER            SERVED                        OWNED         OUTSTANDING SHARES
----------------            -----------------             ------        ------------------

Sally A. Stearns           Director, Vice President    1,363,832               42.9%


Frank E. Duval             Director                      100,000                3.1%


Carter F. Randolph, PH.D.  Director                       70,000                2.2%


William C. Stearns         Director, President and
                           Treasurer                         100               .003%


John A. Chuprinko          Chief Financial Officer           100               .003%



All Directors and Officers                             1,534,032               48.3%
as a group (5 persons)


                        DIRECTORS AND EXECUTIVE OFFICERS

The following table contains the name, age and position with the Company of each executive officer and director of the Company as of January 10, 1997. Their respective backgrounds are described following the table. Each of the officers devotes his or her full-time efforts to the affairs of the Company.

CORPORATE OFFICERS AND DIRECTORS
--------------------------------

NAME                POSITION                                AGE  TELEPHONE NO.
----                --------                                ---  -------------


William C. Stearns  President, Treasurer and Director       44   419/522-2722
Sally A. Stearns    Vice President, Secretary and Director  37   419/522-2722
John A. Chuprinko   Chief Financial Officer                 42   419/522-2722
Frank E. Duval      Director                                52   419/882-2314
Carter F. Randolph  Director                                40   513/891-4227


WILLIAM C. STEARNS - PRESIDENT, TREASURER AND DIRECTOR
------------------------------------------------------

William C. Stearns, age 44, is President, Treasurer and a Director of Stearns & Lehman, Inc. Mr. Stearns founded the Company in March of 1988 and has been its President and a Director since that time. Mr. Stearns attended both Cleveland State University and Baldwin-Wallace University and is a member of the manufacturers Board of Directors of the National Food Distributors Association and the National Association of Specialty Food Trade. Mr. Stearns is the husband of Sally A. Stearns. Mr. Stearns owns 100 shares of the Company's Common Stock.

SALLY A. STEARNS - VICE PRESIDENT, SECRETARY AND DIRECTOR
---------------------------------------------------------

Sally A. Stearns, age 37, graduated from Bowling Green State University in June of 1982 with a B.S. Degree in Business Administration, with a major concentration in Human Resource Management. From October 1987 to February 8, 1989 she was a senior accountant for Autocall, Inc., a division of Federal Signal located in Shelby, Ohio. From February 18, 1989 to the present Ms. Stearns has served as Vice President, Secretary and a Director of the Company. Ms. Stearns owns 1,363,832 shares of the Company's Common Stock.

JOHN A. CHUPRINKO - CHIEF FINANCIAL OFFICER
-------------------------------------------

John A. Chuprinko, age 42, is a graduate of The Ohio State University, where he obtained a Bachelor of Science degree in accounting, and the United States Navy Supply School in Athens, Georgia. Mr. Chuprinko was hired as the Chief Financial Officer of the Company on January 10, 1996 and is a Certified Public Accountant. Mr. Chuprinko is the President of the Knox County, Ohio Airport Advisory Board and is a member and past Chairman of the Marion Technical College Accounting Advisory Committee. From October 1994 to January 1996, Mr. Chuprinko served as the Chief Financial Officer and Treasurer of Na-Churs Plant Food Company, a national manufacturing company with $18,000,000 in sales, located in Marion, Ohio. Prior to that position Mr. Chuprinko was the

Controller at The J.E. Grote Company, Incorporated in Blacklick, Ohio. Mr. Chuprinko owns 100 shares of the Company's Common Stock.

FRANK E. DUVAL - DIRECTOR
-------------------------

Mr. Duval, age 52, has served as a Director of the Company since January 3, 1995. Mr. Duval has been the President of J&S Capital, Inc. since 1990 where he oversees a portfolio of real estate, limited partnership and stock and bond investments. Mr. Duval has a B.S. Degree in Education from the University of Buffalo. From 1979 to 1990 Mr. Duval served as President and Chief Executive Officer of International Automated Machines, Inc., a manufacturer of single service and portion control condiments. From 1973 to 1979, he served as President and Chief Executive Officer of United Wild Rice, Inc. Prior to 1973, Mr. Duval held various sales and marketing management positions with Ralston Purina, Wm. Underwood Company (now a subsidiary of Pet Foods, Inc.) and Scott Paper Company. Mr. Duval owns 100,000 shares of the Company's Common Stock and warrants to purchase an additional 15,000 shares of the Company's Common Stock. Mr. Duval is a member of the Board of Directors' Audit Committee.

CARTER F. RANDOLPH, PH.D. - DIRECTOR
------------------------------------

Dr. Randolph, age 40, was appointed as a Director of the Company on March 29, 1996. Dr. Randolph has been the President of The Randolph Company, Inc. since 1987 where he is responsible for the management of pension plans, foundations and trusts. From 1989 to the present, Dr. Randolph has been Executive Vice President and Trustee of the Green Acres Foundation where he is responsible for the management of all aspects of organizing and operating such private nonprofit foundation. Dr. Randolph has experience in the areas of estate planning, tax planning, IRS audit management, investment management, real estate management, farm management and property management. From 1982 to 1987 Dr. Randolph was an Associate Professor of Finance at Xavier University. Dr. Randolph has also served on the Board of Directors of Atek Metals Center, Inc. and currently serves on the Board of Directors of Cintech Tele-Management Systems, Inc. Dr. Randolph is beneficially an owner of 70,000 shares of the Company's Common Stock. Dr. Randolph is a member of the Board of Directors' Audit Committee.

                       MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors met twice during the fiscal year ended April 30, 1996. All Directors were present at these meetings. The Board of Directors met five times during the period of May 1, 1996 through January 10, 1996. All Directors were present at these meetings.

                                   COMMITTEES

The Company's Board of Directors has an Audit Committee. The duties of the Audit Committee are to recommend independent accountants for selection by the Board of Directors, to review the arrangements for and scope of the independent accountants' audit, to review the findings and recommendations of the independent accountants concerning internal accounting procedures and controls, to review professional services rendered by the independent accountants in regard to the

Company and its management, and to review potential conflicts of interest between the Company and its employees. The Audit Committee was established by the Board of Directors on May 13, 1996 and have met once since that date. The members are Frank E. Duval and Carter F. Randolph, Ph.D. The Board of Directors does not have a Compensation Committee. William C. Stearns and Sally A. Stearns, both officers of the Company, are Directors and participated in deliberations of the Company's Board of Directors concerning executive compensation. The Board of Directors does not have a Nominating Committee nor has it designated a Stock Option Committee.

                              REMUNERATION OFFICERS

The following table and notes set forth information regarding remuneration of the officers of the Company during the fiscal years ended April 30, 1996, 1995 and 1994:


NAME OF INDIVIDUAL        FISCAL                                      ALL OTHER
POSITION                  YEAR       SALARY ($)         BONUS ($)   COMPENSATION ($)
------------------        ------     ----------        ----------   ----------------

William C. Stearns,       1996    $ 127,500.00(2)    $        0.00  $ 45,699.00 (2)
President                 1995    $  66,500.00       $   65,000.00  $ 34,086.00
                          1994(1) $  16,500.00       $        0.00  $     93.10


Sally A. Stearns,         1996    $  51,000.00       $        0.00  $    115.00 (3)
Vice President            1995    $  52,000.00       $        0.00  $    115.00
                          1994(1) $  18,300.00       $        0.00  $     93.10


John A. Chuprinko,        1996    $  19,373.17(4)    $        0.00  $      0.00
Chief Financial Officer



(1)  For the period of December 1, 1993 through April 30, 1994.

(2) Mr. Stearns' current annual salary is $104,000.00. Mr. Stearns owns a twin engine airplane which he regularly uses for Company business. The Company paid Mr. Stearns $40,484.00 and $33,546.00 respectively for the fiscal years 1996 and 1995 for the use of this airplane. The Company rented an apartment from Mr. Stearns for Company business for the period of April, 1995 through April, 1996. The Company paid Mr. Stearns , $5,100.00 and $425.00 respectively for the fiscal years 1996 and 1995 for the use of this apartment. The Company carries and pays a "key man" life insurance policy on Sally A. Stearns in the amount of $500,000 and is entitled to eighty percent (80%) of the benefits of such a policy. Mr. Stearns is the other named beneficiary of this policy and is entitled to receive the remaining twenty percent (20%) of the benefits of such insurance policy. For the fiscal years 1996, 1995 and 1994 (1) the premium value of this benefit to Mr. Stearns was respectively $115.00, $115.00 and $93.10. The Company registered 100 shares of Mr. Stearns' Common Stock in conjunction with the Company's SB-1 registration that was effective October 22, 1996.

(3) The Company carries and pays a "key man" life insurance policy on William C. Stearns in the amount of $1,000,000 and is entitled to ninety percent (90%) of the benefits of such a policy. Ms. Stearns is the other named beneficiary of this policy and is entitled to receive the remaining ten percent (10%) of the benefits of such insurance policy. For the fiscal years 1996, 1995 and 1994 (1) the premium value of this benefit to Ms. Stearns was respectively $115.00, $115.00 and $93.10. The Company registered 136,383 shares of Ms. Stearns' Common Stock in conjunction with the Company's SB-1 registration that was effective October 22, 1996.

(4) Mr. Chuprinko was hired by the Company in January, 1996. Mr. Chuprinko's current annual salary is $76,000.00.

                             DIRECTORS COMPENSATION

The Directors of the Company receive no cash compensation for serving on the Board of Directors, but are reimbursed reasonable expenses incurred in attending meetings. In consideration of services rendered to the Company by the Directors, the Company has agreed to grant warrants to each of the outside Directors, in January of each year for services rendered during the preceding 12 month period, on a pro rata basis for the actual time served as a Director during such 12 month period, to purchase up to 5000 shares of the Company's no par Common Stock. The exercise price for such warrants shall be equal to the fair market value of such shares at the beginning of such 12 month period, as determined by the Board of Directors. Frank E. Duval and Carter F. Randolph, Ph.D. are eligible to respectively receive warrants to purchase 5,000 and 3,798 shares of Common Stock of the Company at an exercise price of $5.50 per share under this agreement. To date, these warrants have not been issued. Dr. Randolph became a member of the Board of Directors of the Company on March 29, 1996 to fill the vacancy resulting from the resignation of Frederick H. DiRienzo.

Prior to the adoption of this agreement, on or about April 21, 1995, the Company issued warrants to purchase 10,000 shares of Common Stock of the Company at an exercise price of $3.00 per share to each of Frank E. Duval and Frederick H. DiRienzo as Directors of the Company for services rendered during the previous two (2) years. On April 10, 1996 the Company authorized the issuance of warrants to purchase 5,000 shares of Common Stock of the Company at an exercise price of $5.50 per share to each of Frank E. Duval and Frederick H. DiRienzo for services rendered as a Director of the Company. The stock underlying these warrants were registered under the Securities Act of 1933 as part of the Company's SB-1 registration statement that was effective October 22, 1996. To date, no Directors warrants have been exercised or have expired. The Company also registered 3,000 shares of the Company's Common Stock owned by Frederick H. DiRienzo and 100,000 shares of the Company Common Stock owned by Frank E. Duval as part of the Company's SB-1 registration.

                                STOCK OPTION PLAN

At the Company's annual meeting of shareholders held on March 31, 1994, the Company adopted the 1994 Stock Option Plan (the "Plan"). The shares of Common Stock that may be issued upon the exercise of options granted under the Plan shall not exceed 275,000 shares in the aggregate. The options granted under the Plan may be designed as "incentive stock options" or "nonqualified stock options", at the discretion of the committee designated by the Board of Directors of the Company to administer the Plan. The exercise price of "nonqualified stock options" shall not be less than 100% of the fair market value of a share of Common Stock on the effective date of the grant. The option price for "incentive stock options" shall not be less than 110% of the fair market value of a share of Common Stock on the effective date of the grant. To date, the Company has not issued any options to any of its officers, directors or employees under the Plan.

                 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and person who beneficially own more than ten percent (10%) of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with during fiscal year 1996.

                       EXPENSE AND MANNER OF SOLICITATION

The expenses of the solicitation of the proxies for the Annual Meeting, including the cost of preparing, assembling and mailing the notice, proxy, proxy statement and return envelopes, the handling and tabulation of proxies received, and charges of brokerage houses and other institutions, nominees or fiduciaries for forwarding such documents to beneficial owners, will be paid by the Company. In addition to the mailing of the proxy material, solicitation may be made in person or by telephone by officers, directors or regular employees of the Company.

                                  ANNUAL REPORT

The Audited Financial Statements for the Company for the years ended April 30, 1996 and 1995 are enclosed herewith but are not a part of the proxy solicitation material.

                                   PROPOSAL 1
                       ELECTION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has nominated William C. Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. all members of the existing Board of Directors, for election to the Board of Directors. Each of these nominees was elected to the Board of Directors at the Company's 1995 Annual Meeting of Shareholders, with the exception of Dr. Randolph who was appointed by the Board of Directors in March 1996.

A proposal to elect William C. Stearns, Sally A. Stearns, Frank E. Duval, and Carter F. Randolph, Ph.D. to the Company's Board of Directors will be presented to the shareholders at the Annual Meeting. Each director to be elected will hold office until the next annual meeting of shareholders and until his or her successor is elected and has qualified, or until such director's earlier resignation, death or removal. The nominees receiving the highest number of votes, up to the number of directors to elected, will be elected.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF WILLIAM C. STEARNS, SALLY A. STEARNS, FRANK E. DUVAL, AND CARTER F. RANDOLPH, PH.D. TO THE COMPANY'S BOARD OF DIRECTORS.

                                   PROPOSAL 2
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Coopers & Lybrand LLP was the Company's independent public accounting firm for the fiscal years ended April 30, 1995 and 1996 and has been appointed by the Board of Directors to continue in that capacity for the fiscal year ending April 30, 1997.

A proposal to ratify the appointment of Coopers & Lybrand LLP will be presented to the shareholders at the Annual Meeting. Representatives of Coopers & Lybrand LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so and respond to appropriate questions.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND LLP.

                              SHAREHOLDER PROPOSALS

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and the Company's Code of Regulations. Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission it must be received by the corporate secretary at P.O. Box 1748, 52 Surrey Road, Mansfield, Ohio 44901-1748 on or before February 13, 1997.

                                 OTHER BUSINESS

All items of business to be brought before the meeting are set forth in this proxy statement. Management knows of no other business to be presented. If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.


NOTE: SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, USING THE ENCLOSED ENVELOPE.

                             STEARNS & LEHMAN, INC.
                                  P.O. Box 1748
                                 52 Surrey Road
                            Mansfield, Oh 44901-1748

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints each of Sally A. Stearns and Frank E. Duval as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Stearns & Lehman, Inc. held of record by the undersigned on January 24, 1997, at the annual meeting of shareholders to be held on February 14, 1997, or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1 AND "FOR"
ITEM 2.

ITEM 1 - ELECTION OF DIRECTORS

        [  ]   FOR all nominees    [  ]   WITHHOLD AUTHORITY for all nominees

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

    William C. Stearns                          Sally A. Stearns
    Frank E. Duval                              Carter F. Randolph, Ph.D.

ITEM 2 - PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY

     [  ]   For               [  ]   Against               [  ]   Abstain

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1 and "FOR" Item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder.

Please make, sign, date and return the proxy promptly, using the enclosed envelope.

Date:
                 -----------------------------

Signature:
                 -----------------------------
Signature
if held jointly:
                 -----------------------------

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.